Exhibit 99.1
Investor Presentation
(NASDAQ: DCTH)
August, 2013

2 DELCATH SYSTEMS, INC
Forward-looking Statements
Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by the Company or on its behalf. This news release contains forward-looking statements, which are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to, uncertainties relating to: the impact of the negative advisory vote by the ODAC panel on the FDA's decision regarding the
Company's new drug application (NDA), timing of completion of the FDA's review of our NDA, the extent to which the FDA may request additional information, data, or new clinical trials and our ability to provide the same in a timely manner, additional extensions to the PDUFA date by the FDA, acceptability of the Phase 1, 2 and 3 clinical trial data by the FDA, FDA approval of the Company's
NDA for the treatment of ocular metastatic melanoma to the liver, adoption, use and resulting sales, if any, in the United States, clinical adoption, use and resulting sales, if any, for the CHEMOSAT system to deliver and filter melphalan in Europe, our ability to successfully commercialize the chemosaturation system and the potential of the chemosaturation system as a treatment for patients with primary and metastatic disease in the liver, our ability to obtain reimbursement for the CHEMOSAT system in various markets, the timing and results of future clinical trials including without limitation the HCC trials, approval of the current or future chemosaturation system for delivery and filtration of melphalan, doxorubicin or other chemotherapeutic agents for various indications in the US and/or in foreign markets, actions by the FDA or other foreign regulatory agencies, our ability to successfully enter into strategic partnership and distribution arrangements in foreign markets including Australia and key Asian markets and timing and revenue, if any, of the same, uncertainties relating to the timing and results of research and development projects,, and uncertainties regarding our ability to obtain financial and other resources for any research, development, clinical trials and commercialization activities. These factors, and others, are discussed from time to time in our filings with the Securities and Exchange Commission.
You should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise these forward-looking statements to reflect events or circumstances after the date they are made.

3 DELCATH SYSTEMS, INC
Investment Rationale
• Clinically proven therapeutic concept for liver cancers
• Positive efficacy signal in multiple tumor types
• Initiating Clinical Development Plan in first line treatment for
 Hepatocellular Carcinoma (HCC)
 o Yuman Fong, MD (Memorial Sloan-Kettering), world renown
 expert in primary liver cancer, to act as Study Chair
• Intend to seek strategic partner for Phase 3 HCC trial
• Developing Compelling Reimbursement in Key EU Markets
• Manageable Cash Spend

4 DELCATH SYSTEMS, INC
• Pursuit of new clinical trials to support regulatory applications in hepatocellular carcinoma (HCC)
• EU Commercialization of the Hepatic CHEMOSAT® Delivery
 System, with near term focus on:
 o Expanding clinical usage
 o Obtaining compelling reimbursement in key markets
• U.S. Food & Drug Administration (FDA) approval of New Drug
 Application (NDA) for MelblezTM Kit (Melblez (melphalan) for
 Injection for use with the Delcath Hepatic Delivery System)
 (Melblez Kit)

5 DELCATH SYSTEMS, INC
Multiple Capital Resources Available to Execute Plan
Cash & Cash Equivalents:	$32.3 million at June 30, 2013
ATM Program	up to $48.2 million available as of July 31, 2013
Committed Equity Financing Facility (CEFF)	Up to $23.9 million as of July 31, 2013
Working Capital Line of Credit:	$20 million credit facility
Strategic Partner(s)	Intend to Seek Partner to Finance Phase 3 HCC Trial

6 DELCATH SYSTEMS, INC
Financial Update
Debt:	None
Cash Utilization:	$11.3 million in Q1 2013 $10.5 million in Q2 2013 Projected quarterly cash spend: $9-$10 million for Q3 2013 $6-$8 million for Q4 2013
Shares Outstanding:	101.6 million (112.0 million fully diluted1) as of July 31, 2013
1) Fully diluted includes an additional 5.0 million options and 5.4 million warrants

7 DELCATH SYSTEMS, INC
How the Combination Product Works
Filters
Veno-veno
Bypass Pump
3. Filters
1. Melphalan
Administration
directly into
Hepatic Artery
blood flow
4. Filtered Blood
returned to systemic
circulation via
jugular vein
2. Blood and melphalan
collected in IVC as they exit
liver via hepatic veins

8 DELCATH SYSTEMS, INC
U.S. Market
Melblez KitTM (Melblez (melphalan) for
Injection for use with the Delcath
Hepatic Delivery System)
• Proprietary Drug/Device Combination
Product Regulated as a drug 505(b)(2)
NDA by U.S. FDA
• Proposed initial indication for the
treatment of patients with unresectable
ocular melanoma metastatic to the liver
• Melblez Kit comprised of MelblezTM
(melphalan hydrochloride for injection)
and the Delcath Hepatic Delivery System
• PDUFA Date: September 13, 2013
Product Status
Ex U.S. Markets

CHEMOSAT® Hepatic Delivery
System
• Regulated as a Class IIb Medical
Device
• Indicated for the intra-hepatic of
administration of melphalan
hydrochloride and subsequent
filtration of the venous blood return.
• CHEMOSAT Kit supplied without
melphalan

9 DELCATH SYSTEMS, INC
U.S. Status
• New Drug Application Pending
 o Oncology Drug Advisory Committee (ODAC) negative vote based on procedural safety concerns that Company believes were
 corrected via protocol amendments and related procedure
 refinements
 o Investigator reported deaths seen on trial did not occur again following protocol amendments (in the opinion of the treating investigators)
 o Gen 2 filter contained in the Chemistry, Manufacturing and Control
 (CMC) module as a technical change - Company believes use of
 Gen 2 coupled with procedure refinements offer improved patient experience via shorter hospital stays and reduced impact to blood components as observed in EU, EAP and Compassionate Use
 experience
 o Actively collecting Gen 2 clinical data
 ▪ U.S. Expanded Access Program (melanoma)
 ▪ EU retrospective & prospective registries (mixed histologies)
FDA Action Expected in September

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Risks associated with the CHEMOSAT/Melbez Kit Procedure
• In clinical trials, the integrated safety population of patients showed risks associated with the CHEMOSAT/MELBLEZ Kit procedure to include:
 o a 4.1% incidence of deaths due to adverse reactions;
 o 4% incidence of stroke;
 o 2% reported incidence of myocardial infarction in the setting of an incomplete cardiac risk assessment;
 o a ≥ 70% incidence of grade 4 bone marrow suppression with a median time of recovery of greater than 1 week;
 o and an 18% incidence of febrile neutropenia, along with the additive risk of hepatic injury, severe hemorrhage, and gastrointestinal perforation.
 o See Appendix for details
• Deaths due to certain adverse reactions did not occur again during the clinical trials following the adoption of related protocol amendments.
• The trials that comprised this integrated safety population used early versions of the CHEMOSAT/Melblez Kit system, including the Generation One filter, and did not include use of the Generation Two filter.
• Death rate comparable to approved labeling for IV Melphalan
• While cancer treatments have certain inherent risks, the Company believes that the risks associated with this procedure are manageable

11 DELCATH SYSTEMS, INC
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016

Clinical Development Positive Efficacy Signals in Multiple Liver Tumor Types
Phase 1
Unresectable
hepatic tumors
N=34 PHP
Phase 2
Unresectable hepatic tumors
N=56 PHP
Phase III
Melanoma
N=93 44 PHP, 49 BAC
OS Follow-up
EAP Program
Melanoma
EU
Retro-
Registry
EU Propsective Registry
Phase 2 - Phase 3
Hepatocellular Carcinoma
Multi Histology
Melanoma Liver Mets
HCC

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HCC Rationale - US & Global
• Large Global Market
 o HCC most common primary cancer of the liver
 o ~750,000* new cases diagnosed worldwide annually
 o ~100,00 potentially suitable for treatment with
 Melblez/CHEMOSAT
• Liver centric disease, liver centric treatment
• Large unmet need in first line therapy
 o Only one currently approved chemotherapy in U.S., Europe, certain Asian markets
 o Only 10-20% of patients are candidates for surgical
 resection
 o Focal interventions
 ▪ Considering micro-metastases, cannot treat entire liver
 ▪ Limited clinical data
*Source: GLOBOCAN

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Phase 2 NCI Trial - HCC Cohort
• Best hepatic tumor response by RECIST assessed by
 investigators
 o Partial response (PR)                1 patient (12.2 mos, survived 20.47 mos)
 o Stable disease (SD)                3 patients (PFS 3.45-815 mos, survival 5.26-19.88 mos)

 o Not assessed or evaluable   1 patients
•  No evidence of extrahepatic disease progression
Encouraging Positive Signal for Primary Liver Cancer
*Source: GLOBOCAN

14 DELCATH SYSTEMS, INC
 • Global Phase 2 - first line treatment for unresectable, advanced
 HCC confined to the liver
 ▪ Yuman Fong, MD, (Memorial Sloan-Kettering) - Study
 Chairman
 ▪ Multi-center, open label trial
 ▪ Early opportunity for interim analysis/proof of concept in 2014
 ▪ Intend to seek partners on strength of interim Phase 2 analysis
 ▪ Plan to include Taiwan partner (Chi Fu)
 • Global Phase 3 - first line
 ▪ Intend to initiate following Phase 2 assuming positive results
 ▪ Planning for Phase 3 concurrently with Phase 2
Initiating HCC Plan End 2013, Subject to FDA Agreement
Staged Hepatocellular Carcinoma (HCC) Trial Plan

Oct 2013
Nov 2013
Dec 2013
Jan 2014
Feb 2014
Mar 2014
Apr 2014
May 2014
Jun 2014
July 2014
Aug 2014
Sep 2014
Oct 2014
Nov 2014
Dec 2014
Sep 2015
Oct 2015
Nov 2015
Protocol to PI
CTA EU and Taiwan HA and EC Filings
CTA EU and Taiwan HA and EC Approvals
Last IRB approvals

15 DELCATH SYSTEMS, INC
Clinical and Regulatory HCC Phase 2 - Anticipated Milestones
US IND Filing
US IND clearance
1st IRB/contract approval
1st pt in
Interim analysis
11 pts, 4 OR= PR+CR: go/no-go decision
Last pt in
Database lock
Last pt out
Topline data readout

16 DELCATH SYSTEMS, INC
Additional Clinical Data Generation
• FDA has accepted IND Amendment that includes Gen 2 device
 in US Expanded Access Program (EAP), compassionate use
 (CU), and all future clinical trials
• US EAP with Gen 2 initiated in January 2013; two patients
 received a total of 5 treatments
• Activating EU Registries to systematically collect Gen 2 data from commercial experience
 o Retro-data collection underway at 7 EU hospitals
 o Initiating Prospective Registry in Q3
• Supporting investigator-initiated trials (IITs) globally in multiple tumor types
Establish PHP/Melphalan as Standard of Care (SOC) for Disease Control in the Liver

17 DELCATH SYSTEMS, INC
CHEMOSAT: Expanding Clinical Use in the EU
• Continued pre-commercial activities in key EU countries -
 o Current focus on Germany, UK, Italy
 o Secondary focus on Netherlands, Spain, Ireland, France
• 12 EU Clinical Sites as of August 2013
• EU clinicians using CHEMOSAT for a broad range of liver
 metastases
 o Use includes: cutaneous melanoma, ocular melanoma,
 colorectal cancer (CRC), gastric cancer, breast cancer,
 neuroendocrine tumor (NET), hepatocellular carcinoma
 (HCC) and cholangiocarcinoma

Ocular Melnaoma
Cutaneous Melanoma
HCC
Cholangelcarcinoma
mNET
Pancreatic
Breast
Gastric
CRC
Anal Muc Mel

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CHEMOSAT: Multiple Tumor Types Treated in Europe

19 DELCATH SYSTEMS, INC
CHEMOSAT Centers in Europe
• Milan, Italy - European Institute of Oncology
• Frankfurt, Germany - Johann Wolfgang Goethe-Universität
• Villejuif, France - Cancer Institute Gustave Roussy
• Bordeaux, France - Hôpital Saint-André
• Galway, Ireland - University Hospital Galway
• Southampton, United Kingdom - Southampton University Hospital
• Göttingen, Germany - University Medical Center Göttingen
• Varese, Italy - Varese University Hospital
• Amsterdam, The Netherlands - Netherlands Cancer Institute- Antoni van
 Leeuwenhoek Hospital
• Heidelberg, Germany - University of Heidelberg Hospital
• Berlin, Germany - Berlin Charité Hospital
• Palma, Spain - Majorca Hospital

Physician Education
Initial Clinical Adoption
KOL Reimbursement Advocacy
Interim Reimbursement Mechanisms
Expand Clinical Adoption/Economic Data Collection
Dedicated Procedure/Product Codes

20 DELCATH SYSTEMS, INC
Driving Compelling Reimbursement

21 DELCATH SYSTEMS, INC
2015
2013
2012
2014
EU REIMBURSEMENT STATUS
DRG Code
2-year data collection
from 1st introduction
NUB Value 4 Granted
2/2013
ZE Resubmission
March 2013
NUB Decision
1 Feb 2014
ZE Application
(German Radiology Society)
ZE Denied
NUB
Submission
10/2012
NUB
Resubmission
September 2013
Alternative HRG
coding
• Coding to cover
part of procedure
Interim Funding
Submission
• Individual funding
• National Cancer Fund
• National Care Commissioner
Interim
Funding
Decision
10-11, 2013
Block funding
• Application to fund 90 patients
• Decision 10/2013
• Following approval block funds
available 4/2014
DRG Code
~2 years after
Phase 3 publication
Existing DRG code utilized by
Hospital Adminstration
• Covers 50% of procedure cost
Top-Up Payment Submitted
• Regional supplemental payment
• Hospitals close gaps
Regional Government decision on top
up payments
• (Lombardy obtained approval)
DRG Code
~2 years after
Phase 3 publication

22 DELCATH SYSTEMS, INC
2015
2013
2012
2014
EU REIMBURSEMENT STATUS
Existing DRG Codes
• Possibility exists to apply existing
Chemotherapeutic codes to partly cover
costs
Phase 3 Data
Published Referred
to BOM
CVZ Assment
(consultation with BOM)
• Health Ministry Decision
as of 2015
DRG Code (2016)
phase 3 data required
for all stages
Interim Funding Not Available
• Interim is not avaliable due to fast
decision on dedicated code
• Two Paths:
A) Phase 3
Data
B) STIC
Evaluation
Submission of Phase 3 Published
Data
• Requires registry in order to
 collate necessary information
• Kick of first quarter 2014
DRG Code
• Decision must be made
which option to pursue
STIC
• Functions as a defined project including
implementing protocol and final evaluation
• Kick off Q12014, Outcome expected after 2 years
No DRG system in Spain
•Funding derived from each
autonomous region individually
Regional Funding
• Each region decides individually which TX to fund.
• Current economic conditions make short to medium
term resolution unlikely.
Private Insured/ Self Paying
• Private Insured and self paying patients may provide source of coverage
• As with regional funding unlikely in short term.
Regional funding
possible with
published phase 3
data

23 DELCATH SYSTEMS, INC
Publications: Abstracts Accepted in 2012
• Over 20 Abstracts Accepted and Presented in 2012
➢ Moeslein F. Chemosaturation therapy - evolution, clinical
 experience and applications.
➢ Deneve JL. Percutaneous hepatic perfusion for unresectable metastatic sarcoma to the liver.
➢ Wood B. Isolated liver perfusion.
➢ Zager J. Chemosaturation therapy with percutaneous hepatic perfusions of melphalan versus standard of care in patients with hepatic metastases from melanoma: A randomized
 multicenter phase 3 study.
➢ Ferrucci P. Chemosaturation therapy as part of patient
 management: an oncologist's perspective.
➢ Orsi F. First European center experience with chemosaturation:
 an IR's perspective.
➢ Vogl TJ. Chemosaturation therapy: an Interventional
 Radiologist's perspective on where it fits now and in the future.
➢ Ferrucci P. Chemosaturation therapy with percutaneous
 hepatic perfusion (CS-PHP) for unresectable hepatic
 metastases: the European Institute of Oncology (EIO)
 Experience.
➢ Moeslein F. Chemosaturation with percutaneous hepatic
 perfusions: vasopressor, nitroglycerin, and pre-embolization requirements
➢ Moeslein F. Chemosaturation with percutaneous hepatic
 perfusions (CS-PHP): Utilization of vasopressors, nitroglycerin, and pre-embolization
➢ Moeslein F. Chemosaturation using percutaneous hepatic perfusion: pre-
 embolization of GI branches in a phase 3 clinical trial.
➢ Alexander HR. Percutaneous hepatic perfusion (PHP or CHEMOSAT®) with melphalan versus best alternative care in patients with hepatic metastases from melanoma: A post-hoc analysis of PHP-randomized vs
 BAC-to-PHP crossover vs BAC-only pts.
➢ Gardner ER. Pharmacokinetic analysis of Percutaneous Hepatic Perfusion
 (PHP) of melphalan in patients with hepatic metastases from melanoma.
➢ Alexander HR. Hepatic perfusion (CHEMOSAT® or CS-PHP) of melphalan
 vs. best alternative care in patients with hepatic metastases from melanoma: Update of a randomized phase 3 study.
➢ Gardner ER. Percutaneous hepatic perfusion (CHEMOSAT® or CS-PHP) of melphalan in patients with hepatic metastases from melanoma: Phase III pharmacokinetic analysis
➢ Testori A. Chemosaturation therapy with percutaneous hepatic perfusion
 (CS-PHP) for unresectable hepatic metastases: the European Institute of
 Oncology (EIO) Experience
➢ Gardner ER. Pharmacokinetic Analysis of Percutaneous Hepatic Perfusion
 of Melphalan in Patients with Hepatic Metastases from Melanoma
➢ Orsi F. Role of regional therapies compared with advances in systemic treatment for melanoma

24 DELCATH SYSTEMS, INC
2013 Abstracts
• Abstracts presented in Q1 2013
• Other accepted abstracts to be presented
o Forster M. Percutaneous hepatic perfusion for unresectable melanoma or sarcoma to the liver: a single institution experience.
o Testori A. Chemosaturation therapy with percutaneous hepatic perfusion for unresectable liver metastases: the European Institute of Oncology (EIO) experience.
o Ferrucci P. Chemosaturation with percutaneous hepatic perfusions (CS-PHP) of melphalan for hepatic metastases: a comparison between old and new-generation high-efficiency filters. CIRSE 2013

25 DELCATH SYSTEMS, INC
2013 Planned Publications
• Agarwala, et al. “Treatment of Melanoma Liver Metastases: Impact on
 Overall Survival” Under Review
• Ferrucci, et al. “Experience with Generation 1 Filters vs Generation 2
 Filters” Under Review
• Alexander, et al. “Review of Percutaneous Hepatic Perfusion for Ocular
 Melanoma Liver Metastases” final stages of review, to be published in
 American Oncology and Hematology
• Zager, J. “Moffitt Cancer Center Experience with PHP”, accepted to the
 Journal of Surgical Oncology, planned early 2014 full publication
• Chen, M. et al. “Anesthetic Management of Patients Undergoing
 Percutaneous Hepatic Perfusion of Melphalan for Treatment of Metastatic
 Liver Cancer”, final stages of review, hopeful fall 2013 publication
• Phase III and Phase II Publications - authors report plan to submit by end
 September, 2013

26 DELCATH SYSTEMS, INC
Conclusion
• Clinically proven therapeutic concept for liver cancers
• Positive efficacy signal in multiple tumor types
• Initiating Clinical Development Plan in first line treatment for
 Hepatocellular Carcinoma (HCC)
• Developing compelling reimbursement in Key EU Markets
• Multiple Capital Resources Available
• Intend to seek strategic partner for Phase 3 HCC trial
• Manageable Cash Spend

* DELCATH SYSTEMS, INC
© 2013 DELCATH SYSTEMS, INC. ALL RIGHTS RESERVED

28 DELCATH SYSTEMS, INC
APPENDIX

29 DELCATH SYSTEMS, INC
ODAC Summary
Procedure-related deaths
• Five deaths (4.1%) in the Phase 2 and Phase 3 clinical trials were considered treatment-related and resulted from adverse events
 o Four deaths in Phase 3 trial; one in Phase 2 trial
 o Treatment-related deaths in the pooled percutaneous hepatic perfusion
 (PHP) population were a consequence of either the PHP procedure; or
 the direct local effects of melphalan during the procedure, or both
•Two deaths due to gastric ulceration/perforation:
 o A death due to upper GI hemorrhage in the Phase 2 trial in male patient with pancreatic neuroendocrine tumor (NET) who had a prior surgical (Whipple’s)
 procedure and consequent abnormal architecture of the upper GI tract, its vasculature, and biliary tree. Patient died on Day 74 after melphalan/PHP treatment and an autopsy revealed a ruptured right hepatic artery as the primary cause of death.
 o A death due to gastric perforation in a male patient in the Phase 3 trial who crossed over to melphalan/PHP treatment after hepatic progression on best alternative care (BAC). Patient went into cardiopulmonary arrest and died during a laparotomy on Day 18 after his second treatment cycle.

30 DELCATH SYSTEMS, INC
ODAC Summary
•   One death due to hepatic failure:
 o A death due to hepatic failure occurred in male patient in the
 Phase 3 trial during the first cycle of melphalan/PHP treatment.
 Following melphalan/PHP treatment, this patient experienced fluid overload, myelosuppression, and hepatorenal syndrome.
 ▪ An autopsy revealed that this patient’s death was related to underlying disease burden as the tumor burden in his liver was greater than 90%.

31 DELCATH SYSTEMS, INC
ODAC Summary
Two deaths were attributable to complications of neutropenia, beyond the first cycle of treatment
• One patient died of streptococcal sepsis and another died of neutropenic complications.
 o Prophylactic growth factor support, which is used to treat neutropenia, was not protocol specified and rarely used.
 o In patients who have been treated with the Generation Two system, both commercially in Europe and in the US under the
 Expanded Access Program and compassionate use, we have not
 seen complicated neutropenia to date.
 o Myelosuppression is always a risk with chemotherapy, Delcath has recommended following the American Society of Clinical
 Oncology (ASCO) guidelines for the use of growth factors to mitigate the incidence of complicated neutropenia.

32 DELCATH SYSTEMS, INC
ODAC Summary
In FDA’s presentation at ODAC, FDA disagreed with this
adjudication and added three additional deaths, for a total of a 7%
percent death rate, in the Phase 2 and Phase 3 programs.
• Two deaths related to hepatic failure and one death related to myelosuppression, were described.
 o Upon being advised of the FDA’s assessment of these deaths, the
 Company requested that the cases be re-reviewed by the treating principal investigators.
 o After this review, the treating principal investigators continue to be convinced that these patients died of disease progression, and the
 Company believes that the three additional deaths the FDA
 attributed to the procedure were unrelated to treatment.

33 DELCATH SYSTEMS, INC
REIMBURSEMENT PLAN - Acronym Definition
Germany
 ZE - “Zusatzentgeld” form of additional compensation for approved treatments which are not sufficiently compensated by the existing DRG codes in place.
 NUB - “Neue Untersuchungs- und Behandlungsmethoden” provides reimbursement between the gap of availability of new procedures and correct coding in the DRG system.
 InEK - “Institut für das Entgeldsystem im Krankenhaus” Institute for the German hospital remuneration system.
 Calculation Hospitals - hospitals which collect and submit procedure costs to InEK
UK
 HRG - “Health Resource Group” used by the National Health System as a unified set of codes grouping patient events which incur a similar amount of resources. Used by the “Payment by Result” system to obtain reimbursement for concluded patient episodes/treatments.
 NICE - “National Institute for Clinical Excellence” body which reviews and publishes guidance on new treatment  zmethods.
 Guidance  is internationally highly recognised.
Netherlands
 BOM - “Beoordeling Oncologische middelen” assessment board for oncological treatment.
 CVZ - “College voor Zorgverzekeringen” Dutch Healthcare Insurance Board.
France
 STIC - “Soutien aux techniques innovantes coûteuses” fund set aside for innovative devices especially for the treatment of cancer.
Other
 DRG - “Diagnosis Related Group” coding system classifying patient treatments and used to obtain reimbursement for procedures  carried out (same as HRG for UK)